Exhibit 99.2
PennyMac Financial Services, Inc. 4Q24 EARNINGS REPORT January 2025

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, our financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “project,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding future changes in interest rates, prepayment rates and the housing market; future loan origination, servicing and production, including future production, operating and hedge expenses; future loan delinquencies, defaults and forbearances; future earnings and return on equity as well as other business and financial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: interest rate changes; changes in real estate values, housing prices and housing sales; changes in macroeconomic, consumer and real estate market conditions; the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our business; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; the licensing and operational requirements of states and other jurisdictions applicable to our business, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights; our substantial amount of indebtedness; increases in loan delinquencies, defaults and forbearances; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant contributor to our mortgage banking business; maintaining sufficient capital and liquidity and compliance with financial covenants; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria; our obligation to indemnify PMT if our services fail to meet certain criteria or characteristics or under other circumstances; investment management and incentive fees; conflicts of interest in allocating our services and investment opportunities among us and our advised entity; our ability to mitigate cybersecurity risks, cyber incidents and technology disruptions; the development of artificial intelligence; the effect of public opinion on our reputation; our exposure to risks of loss and disruptions in operations resulting from severe weather events, man-made or other natural conditions, including climate change and pandemics; our ability to effectively identify, manage and hedge our credit, interest rate, prepayment, liquidity and climate risks; our initiation or expansion of new business activities or strategies; our ability to detect misconduct and fraud; our ability to pay dividends to our stockholders; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this press release are current as of the date of this release only. This presentation contains financial information calculated other than in accordance with U.S. generally accepted accounting principles (“GAAP”), such as pretax income excluding valuation-related items and operating net income that provide a meaningful perspective on the Company’s business results since the Company utilizes this information to evaluate and manage the business. Non-GAAP disclosures have limitations as an analytical tool and should not be viewed as a substitute for financial information determined in accordance with GAAP. 2 FORWARD-LOOKING STATEMENTS

3 Annualized return on equity Annualized operating return on equity⁽²⁾ 11% 16% FOURTH QUARTER HIGHLIGHTS 4Q24 Results Book value per share Dividend per common share $74.54 $0.30 Note: All figures are for 4Q24 or are as of 12/31/24 (1) EPS = earnings per share; MSR = mortgage servicing rights; UPB = unpaid principal balance, includes loans held for sale at fair value (2) See slide 34 for a reconciliation of GAAP net income to non-GAAP annualized operating return on equity (3) In 4Q24, management reassessed its segment definitions. Prior period amounts have been recast to conform those periods' presentation to current period presentation. Non-segment activities are included under "Corporate and other items" and include amounts attributable to corporate activities not directly attributable to the production and servicing segments as well as management fees earned from PennyMac Mortgage Investment Trust (NYSE: PMT). (4) Includes volume fulfilled or subserviced for PMT (5) Excludes $540 million in MSR fair value gains, $608 million in hedging losses, and a $13 million provision for losses on active loans - see slide 14 for additional details Strong operating results partially offset by net fair value declines on hedged mortgage servicing rights Production Segment (3) Servicing Segment (3) Total loan acquisitions and originations⁽⁴⁾ PFSI correspondent lock volume $35.7bn $24.9bn Pretax income $78mm Broker direct lock volume Consumer direct lock volume $4.5bn $3.7bn Pretax income $87mm MSR⁽¹⁾ fair value changes and hedging results $(68)mm Pretax income excluding valuation-related items⁽⁵⁾ $168mm Total servicing portfolio UPB⁽¹⁾⁽⁴⁾ $666bn MSR fair value changes and hedging impact to diluted EPS $(0.93) Net income Diluted EPS⁽¹⁾ $104mm $1.95

Key Operating Metrics Revenues Expenses 4 2024 RESULTS HIGHLIGHT GAINS IN OPERATING LEVERAGE AND EARNINGS POWER OF OUR BALANCED BUSINESS MODEL Production Servicing Financial Highlights Revenues(2) (Y/Y change) UPB of total funded volumes(1) (Y/Y change) Expenses(2) (Y/Y change) 47% 13% Total portfolio UPB(1) (Y/Y change) 10% Operating revenues(4) 19% (Y/Y change) 3% GAAP ROE Operating ROE(3) 9% 17% Quarterly dividend 50% Book value per share Y/Y 6% 17% Note: all data are for 2024 or are as of 12/31/24 (1) Includes volume acquired and retained for or sub-serviced for PMT (2) Production revenues and expenses are presented net of loan origination expenses - see Appendix slide 28 (3) See Appendix slide 34 (4) See Appendix slide 29. Operating revenues include loan servicing fees, earnings on custodial balances and deposits and other income, realization of MSR cash flows and EBO-related revenue Operating expenses(4) (Y/Y change) Larger increases in the direct lending channels

5 ORIGINATION MARKET EXPECTATIONS REFLECT GROWTH U.S. Mortgage Origination Market(1) ($ in trillions) Mortgage Rates Remain Elevated Note: Figures may not sum due to rounding (1) Actual originations: Inside Mortgage Finance. Forecast originations: Average of Mortgage Bankers Association (1/19/25) and Fannie Mae (1/10/25) forecasts. (2) Freddie Mac Primary Mortgage Market Survey. 6.96% as of 1/23/25 • Current third-party estimates for industry originations average $2.0 trillion in 2025, reflecting projections for growth in overall volumes • Mortgage banking companies with large servicing portfolios and diversified business models are positioned to generate meaningful profitability whether the mortgage markets decrease or increase in size Purchase Average 30-year fixed rate mortgage Refinance (2)

Mortgage Banking Operating Pretax Income ($ in millions) Production • 15 - 20% operating return on equity in recent periods of elevated mortgage rates ‒ Servicing expected to continue providing a strong base level of operating earnings, with additional upside potential for the production segment when interest rates decline, as demonstrated by third quarter results • We currently expect annualized operating returns on equity in the mid-to-high teens in 2025 6 ACHIEVED HIGH-TEENS OPERATING RETURNS ON EQUITY IN 2024 Annualized Operating ROE(1) Note: Figures may not sum due to rounding (1) See slide 34 for a reconciliation of GAAP to non-GAAP items Servicing net of valuation related changes(1)

7 EARNINGS GROWTH POTENTIAL IN REFINANCE RECAPTURE OPPORTUNITY Gov’t. Loan Refinance Recapture Rates Conv. Loans Refinance Recapture Rates > 7.00% 6.50 - 6.99% 6.00 - 6.49% 5.50 - 5.99% 5.00 - 5.49% > 7.00% 6.50 - 6.99% 6.00 - 6.49% 5.50 - 5.99% 5.00 - 5.49% • Large opportunity when borrowers with loans originated at higher note rates seek to refinance ‒ Higher recapture rates for government-insured or guaranteed loans versus conventional loans due to streamlined refinance programs ‒ Introduction of closed-end second liens in 2022 for customers to access home equity while retaining their low-rate, first lien mortgage Note: Figures may not sum due to rounding (1) Includes first-lien conventional and other loans serviced for PFSI’s own account as well as those subserviced for PMT (2) Numerator = UPB of new consumer direct first lien refinance originations; denominator = UPB of payoffs with no transfer of title or MLS listing identified (3) Numerator = UPB of new consumer direct first lien refinance originations + UPB of new consumer direct closed-end second lien (CES) originations from portfolio customers + UPB of retained first-liens for associated CES originations; denominator = UPB of payoffs with no transfer of title or MLS listing identified + UPB of retained first-liens for associated CES originations Refinance recapture(2) Refinance recapture (inc. CES)(3) Refinance recapture(2) Refinance recapture (inc. CES)(3) Gov’t. Loans: Note Rates >5% (UPB in billions) Conv. Loans: Note Rates >5%(1) (UPB in billions) 12/31/24 12/31/24

8 Operating Expenses (bps of average servicing portfolio UPB) Revenue From Servicing & Placement Fees ($ in millions) SERVICING PROVIDES GROWING CASH FLOW AND SCALE BENEFITS • Increasing revenue contribution due to portfolio growth over time • Higher proportion of owned servicing in more recent periods drives increased servicing fees • Increased contribution from placement fees driven by higher short-term rates in recent periods • Increased scale and efficiency as the portfolio grows • Lower variable costs due to the implementation of SSE, our proprietary servicing system in 2019 • Continuing to increase efficiency through the use of emerging technologies, including capabilities of generative artificial intelligence • Delinquencies remain moderated in the current market environment, further reducing operating expenses Loan servicing, ancillary, and other fees Earnings on custodial balances and deposits and other income

PENNYMAC’S MARKET SHARE OVER TIME ACROSS ITS BUSINESSES 9 Loan Servicing Market Share Correspondent Production Market Share(1) (1) Broker Direct Market Share(1) Consumer Direct Market Share(1) Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT (1) Historical market share: Inside Mortgage Finance; excludes second lien originations. For 2024, we estimate $1.7 trillion in total origination volume, and that the correspondent channel represented 30% of the overall origination market, retail represented 51%, and broker represented 19%. Loan servicing market share is based on PFSI’s servicing portfolio UPB of $666 billion divided by $14.3 trillion in mortgage debt outstanding

10 PRODUCTION SEGMENT HIGHLIGHTS – VOLUME BY CHANNEL Broker Direct (UPB in billions) Consumer Direct (UPB in billions) Note: Figures may not sum due to rounding (1) Government-insured or guaranteed loans and certain conventional loans acquired through PMT’s correspondent production business and subsequently sold to PFSI; PFSI earns income from holding and selling or securitizing the loans (2) Loans fulfilled for PMT; for these loans, PFSI earns a fulfillment fee from PMT rather than income from holding and selling or securitizing the loans (3) Includes locks related to both PFSI and PMT loan acquisitions (4) Commitments to originate mortgage loans at specified terms at period end Correspondent (UPB in billions) Conv. and Jumbo Acquisitions - for PMT(2) Total Locks(3) Originations Locks Locks: (UPB in billions) $8.3 Acquisitions: (UPB in billions) $8.3 Locks: (UPB in billions) $1.6 Originations: (UPB in billions) $1.0 Committed pipeline(4): (UPB in billions) $1.4 Locks: (UPB in billions) $1.0 Originations: (UPB in billions) $1.0 Committed pipeline(4): (UPB in billions) $1.2 Originations Locks Conv. Acquisitions - for PFSI(1) Gov’t. Acquisitions - for PFSI(1) January 2025 (Estimated) January 2025 (Estimated) January 2025 (Estimated)

• Revenue per fallout adjusted lock for PFSI’s own account was 70 basis points in 4Q24, down from 88 basis points in 3Q24 ‒ Lower fallout-adjusted lock volume in the in the higher-margin direct lending channels ‒ Overall correspondent lock volume similar to 3Q24, but with smaller proportion locked for PMT’s account • Production expenses(4) increased 12% from the prior quarter due to higher funded volumes and increased capacity in the direct lending channels 11 DRIVERS OF PRODUCTION SEGMENT RESULTS 4Q23 3Q24 4Q24 ($ in millions) Fallout Adjusted Locks Margin / Fulfillment Fee (bps)(1) Revenue Contribution (net of Loan origination expense) % of Production Revenue Fallout Adjusted Locks Margin / Fulfillment Fee (bps)(1) Revenue Contribution (net of Loan origination expense) % of Production Revenue Fallout Adjusted Locks Margin / Fulfillment Fee (bps)(1) Revenue Contribution (net of Loan origination expense) % of Production Revenue PFSI correspondent(2) $ 20,728 34 $ 70.3 48% $ 19,887 33 $ 65.3 26% $ 24,101 27 $ 66.1 31% Broker direct 2,116 79 16.6 11% 3,763 97 36.4 15% 3,287 99 32.5 15% Consumer direct 1,045 409 42.8 29% 3,421 323 110.4 44% 2,334 344 80.3 38% Other(3) n/a n/a 13.2 9% n/a n/a 26.1 10% n/a n/a 27.9 13% Total PFSI account revenues(4) $ 23,888 60 $ 142.9 97% $ 27,071 88 $ 238.2 95% $ 29,723 70 $ 206.7 97% PMT conventional correspondent 2,162 23 4.9 3% 6,894 17 11.5 5% 2,550 25 6.4 3% Total Production revenues(4) 57 $ 147.8 100% 74 $ 249.7 100% 66 $ 213.1 100% Production expenses(4) $ 26,050 40 $ 103.6 70% $ 33,964 35 $ 120.3 48% $ 32,273 42 $ 135.1 63% Production segment pretax income 17 $ 44.2 30% 38 $ 129.4 52% 24 $ 78.0 37% Note: Figures may not sum due to rounding (1) Expected revenue net of direct origination costs at time of lock (2) Includes government-insured or guaranteed loans and certain conventional loans for PFSI’s own account (3) Reflects timing of revenue and loan origination expense recognition, hedging, pricing & execution changes, and other items (4) Total PFSI account revenues, total production revenues and production expenses are presented net of loan origination expenses, which are managed as a component of revenue margins

Correspondent Broker Direct PRODUCTION SEGMENT HIGHLIGHTS – BUSINESS TRENDS BY CHANNEL 12 Consumer Direct ● Pennymac remains the largest correspondent aggregator in the U.S. ● Lock volumes for PFSI’s account were up 20% and acquisitions up 24% from 3Q24, as PMT retained approximately 19% of total conventional correspondent production in 4Q24 compared to 42% in 3Q24 ‒ We expect PMT to retain approximately 15 - 25% of total conventional correspondent production in 1Q25 ● 789 correspondent sellers at December 31, 2024, down slightly from September 30, 2024 ● Purchase volume in 4Q24 was 87% of total acquisitions Multi-channel approach provides flexibility and has proven to be a competitive advantage, supporting profitability and pricing discipline while driving growth of the servicing portfolio ● Lock volumes were down 17% while originations were up 22% from 3Q24 ● Approved brokers totaled 4,609 at December 31, 2024, up 4% from September 30, 2024 and 21% from December 31, 2023, representing approximately 25% of the total population of brokers ‒ Top brokers see Pennymac as a strong alternative to the top two channel lenders ● Purchase volume in 4Q24 was 73% of total originations ● Strong trends in jumbo originations, which were 17% of total originations in 4Q24 ● Lock volumes were down 30% while originations were up 40% from 3Q24 ‒ Decrease in locks due to higher rates; increase in originations due to higher refinance volumes locked in 3Q24 ● Continue to provide for the spectrum of needs of the 2.6 million customers in our servicing portfolio ‒ Refinance lock volume in 4Q24 was $3.3 billion, or 90% of total locks, down from $4.8 billion, or 92% of total locks in 3Q24 ‒ 96% of total origination volume, including both first and second-lien, was sourced from our large and growing servicing portfolio ‒ $302 million of closed-end second lien mortgage loans funded in 4Q24, up from $278 million in 3Q24

Selected Operational Metrics 3Q24 4Q24 Loans serviced (in thousands) 2,558 2,607 60+ day delinquency rate - owned portfolio(1) 3.4% 3.7% 60+ day delinquency rate - sub-serviced portfolio(2) 0.6% 0.8% Actual CPR - owned portfolio(1) 8.5% 9.7% Actual CPR - sub-serviced portfolio(2) 5.7% 5.7% UPB of completed modifications ($ in millions)(3) $3,186 $4,420 EBO loan volume ($ in millions)(4) $694 $923 Prime owned Prime subserviced and other SERVICING SEGMENT HIGHLIGHTS 13 Loan Servicing Portfolio Composition (UPB in billions) Net Portfolio Growth (UPB in billions) Note: Figures may not sum due to rounding (1) Owned portfolio is predominantly government-insured and guaranteed loans – see Appendix slide 27 for additional details; delinquency data based on loan count (i.e., not UPB); CPR = Conditional Prepayment Rate (2) Represents PMT’s MSRs that we service (3) UPB of completed modifications includes loss mitigation efforts associated with partial claims programs (4) Early buyouts of delinquent loans from Ginnie Mae pools during the period (5) Also includes loans sold with servicing released in connection with any asset sales by PMT (6) Includes consumer and broker direct production, government and conventional correspondent acquisitions, and conventional conforming and jumbo loan acquisitions subserviced for PMT (5) (6) • Servicing portfolio totaled $665.8 billion in UPB at December 31, 2024, up 3% Q/Q and 10% Y/Y • Production volumes more than offset prepayment activity, leading to continued portfolio growth • 60+ day delinquency rates for owned MSR increased slightly from the end of the prior quarter • Modification and EBO loan volume were increased from the prior quarter

SERVICING PROFITABILITY EXCLUDING VALUATION-RELATED CHANGES 14 Note: Figures may not sum due to rounding (1) Of average portfolio UPB, annualized (2) Comprised of net gains on mortgage loans held for sale at fair value and interest income related to EBO loans (3) Consists of interest shortfall and recording and release fees (4) Changes in fair value do not include realization of MSR cash flows (5) Considered in the assessment of MSR fair value changes • Loan servicing fees increased from the prior quarter due to growth in the owned portfolio; operating expenses decreased • Earnings on custodial balances and deposits decreased from the prior quarter due to the decline in short term rates – Custodial funds managed for PFSI’s owned servicing portfolio averaged $7.3 billion in 4Q24, up from $6.9 billion in 3Q24 • Realization of cash flows decreased $10 million from the prior quarter due to lower prepayment expectations due to higher mortgage rates 4Q23 3Q24 4Q24 $ in millions basis points⁽¹⁾ $ in millions basis points⁽¹⁾ $ in millions basis points⁽¹⁾ Loan servicing fees $ 402.5 26.9 $ 462.0 28.9 $ 472.6 28.8 Earnings on custodial balances and deposits and other income 90.0 6.0 136.7 8.5 109.7 6.7 Realization of MSR cash flows (164.3) (11.0) (225.8) (14.1) (215.6) (13.1) EBO loan-related revenue⁽²⁾ 28.3 1.9 29.7 1.9 34.1 2.1 Servicing expenses: Operating expenses (80.0) (5.3) (83.7) (5.2) (81.5) (5.0) Payoff-related expense⁽³⁾ (7.1) (0.5) (18.5) (1.2) (20.0) (1.2) Losses and provisions for defaulted loans (13.2) (0.9) (13.4) (0.8) (13.4) (0.8) EBO loan transaction-related expense (0.3) (0.0) (0.7) (0.0) (1.1) (0.1) Interest expense (97.8) (6.5) (116.9) (7.3) (116.6) (7.1) Non-GAAP: Pretax income excluding valuation-related changes $ 158.2 10.6 $ 169.4 10.6 $ 168.3 10.3 Valuation-related changes MSR fair value⁽⁴⁾ (370.7) (402.4) 540.4 Hedging derivatives (losses) gains 294.8 242.1 (608.1) (Provision for) reversal of losses on active loans⁽⁵⁾ (5.7) (5.7) (13.3) GAAP: Servicing segment pretax income $ 76.6 $ 3.3 $ 87.3 Average servicing portfolio UPB $ 599,153 $ 640,492 $ 656,406

15 HEDGING APPROACH MODERATES THE VOLATILITY OF PFSI’S RESULTS MSR Valuation Changes and Offsets ($ in millions) MSR fair value change before realization of cash flows Hedging and related gains (losses) Production pretax income • PFSI seeks to moderate the impact of interest rate changes on the fair value of its MSR asset through a comprehensive hedging strategy that also considers production-related income • In 4Q24, MSR fair value increased due to higher market interest rates • Hedging losses and costs more than offset MSR fair value increases

APPENDIX

17 ESTABLISHED LEADER WITH SUBSTANTIAL LONG-TERM GROWTH POTENTIAL IN SERVICING(1) YEARS FOR PFSI AS A PUBLIC COMPANY YEARS OF OPERATIONS PMT • CORRESPONDENT PRODUCTION • BROKER DIRECT • CONSUMER DIRECT IN PRODUCTION(1) IS A LEADING RESIDENTIAL MORTGAGE REIT # $666 billion outstanding 16 11 $116 billion in 2024 Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT; all figures are as of 12/31/24 unless otherwise noted (1) Inside Mortgage Finance for the 12 months ended 9/30/24 or as of 9/30/24 $1.9 billion in assets under management 6 15-year track record #2 2.6 million customers

OVERVIEW OF PENNYMAC FINANCIAL’S BUSINESSES 18 LOAN PRODUCTION Correspondent aggregation of newly originated loans from third-party sellers Fulfillment fees for PMT’s delegated conventional loans PFSI earns gains on all loan production with the exception of loans fulfilled for PMT Broker direct and consumer direct origination of conventional and government-insured loans LOAN SERVICING Servicing for owned MSRs and subservicing for MSRs owned by PMT Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae Industry-leading capabilities in special servicing Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity INVESTMENT MANAGEMENT External manager of PMT, which invests in mortgage-related assets: GSE credit risk transfer investments Investments in non-Agency subordinate bonds from PMT securitizations MSR investments paired with agency MBS and senior non-agency MBS Synergistic partnership with PMT Complex and highly regulated mortgage industry requires effective governance, compliance and operating systems Operating platform has been developed organically and is highly scalable Commitment to strong corporate governance, compliance and risk management since inception PFSI is well-positioned to navigate the current market and regulatory environment

19 PFSI’S BALANCED BUSINESS MODEL IS A FLYWHEEL • Diversified business through correspondent, broker direct and consumer direct channels • Correspondent and broker direct channels in particular allow PFSI to access purchase-money volume • Lacks the fixed overhead of the traditional, retail origination model • Recurring fee income business captured over the life of the loan • With higher interest rates, expected life of the loan increases resulting in a more valuable MSR asset • Creates a natural hedge to production income Large volumes of production grow servicing portfolio Loan Production nd largest in the U.S.(1) Loan Servicing th largest in the U.S.(1) In both businesses, scale and efficiency are critical for success 2 6 Customer base of 2.6 million drives leads for consumer direct Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT; all figures are as of 12/31/24 unless otherwise noted (1) Inside Mortgage Finance for the 12 months ended 9/30/24 or as of 9/30/24

20 TOP LENDER WITH COMPREHENSIVE AND EFFICIENT MULTI-CHANNEL PLATFORM Centralized, cost-efficient fulfillment division supports all channels Multiple access points to the origination market with a proven ability to allocate resources towards channels with opportunity in the current environment Significant and ongoing investments in mortgage-banking technology provide an exceptional loan origination experience for our customers and business partners Scalable technology platform providing our consumers, brokers and correspondent partners with the liquidity, tools and products they need to succeed (1) Inside Mortgage Finance; includes volumes fulfilled for PMT Strong access to purchase market Drives organic servicing portfolio growth Strong access to purchase market Positive and consistent execution for brokers Internet and call-center based Cost-efficient leads from our large servicing portfolio Correspondent Broker Direct Consumer Direct #2 producer of residential mortgage loans in LTM 3Q24⁽¹⁾ 20

21 TECHNOLOGY INNOVATION TO UNLOCK ADDITIONAL STAKEHOLDER VALUE Servicing Systems Environment Direct and white label subservicing Partnerships with third parties Commercialization Drive efficiencies for our core businesses Leverage SSE to expand our current sub-servicing business beyond PMT Commercialize SSE into a multi-tenant, industry-leading servicing software platform Partner with innovative technologists to develop a comprehensive marketplace of next generation mortgage banking technology Proven, low-cost servicing system with multiple competitive advantages versus others in the market With our SSE technology free and clear of any restrictions on use or development, we are actively exploring a continuum of potential opportunities with benefits for our many stakeholders

PFSI Purchase Mix Industry Purchase Mix(5) 22 TRACK RECORD OF STRONG PERFORMANCE ACROSS MARKET ENVIRONMENTS Proven ability to generate attractive ROEs… …across different market environments… …with a strong orientation towards purchase money mortgages. (1) Represents partial year; initial public offering was May 8, 2013 (2) Adjusted return on equity was 7% excluding arbitration accrual of $158 million and related tax impact (3) Inside Mortgage Finance Average: 21% U.S. Origination Market(3) (in trillions) PFSI's Annualized Return on Average Common Stockholders' Equity (ROE) 10-Year Treasury Yield(4) (4) Bloomberg (5) Inside Mortgage Finance for historical industry purchase mix, 4Q24 is an estimate of Mortgage Bankers Association (1/19/25) and Fannie Mae (1/10/25) forecasts

MSR & Servicing Advance Financing PFSI’S STRONG BALANCE SHEET AND DIVERSE CAPITAL STRUCTURES 23 Low Debt-to-Equity (D/E) Ratio Diverse Financing Sources High Tangible Net Worth (TNW)(2)/Assets • High tangible net worth (TNW) / assets excluding loans eligible for repurchase • Targeted debt-to-equity ratio near 3.5x with fluctuations largely driven by the origination environment or other market opportunities • Targeted non-funding debt-to-equity ratio near 1.5x • Unsecured senior notes provide low, fixed interest rates; first maturity in October 2025 • As of December 31, 2024 total liquidity including cash and amounts available to draw with collateral pledged was $3.3 billion Non-funding D/E(1) Total D/E TNW / Assets TNW / Assets ex. Loans eligible for repurchase Financing capacity across multiple banks Note: All figures are as of December 31, 2024 (1) Non-funding debt includes face value of unsecured senior notes and notes payable secured by MSR, in addition to the amount drawn on the variable funding note (2) Tangible net worth excludes capitalized software

CURRENT MARKET ENVIRONMENT AND MACROECONOMIC TRENDS 24 Average 30-year fixed rate mortgage(1) Macroeconomic Metrics(3) Footnotes 10-year Treasury Bond Yield(2) 12/31/23 3/31/24 6/30/24 9/30/24 12/31/24 10-year Treasury bond yield 3.9% 4.2% 4.4% 3.8% 4.6% 2/10 year Treasury yield spread -0.4% -0.4% -0.4% 0.1% 0.3% 30-year fixed rate mortgage 6.6% 6.8% 6.9% 6.1% 6.9% Secondary mortgage rate 5.3% 5.6% 5.8% 4.9% 5.8% U.S. home price appreciation (Y/Y% change) 5.7% 6.5% 5.5% 3.9% 3.6% Residential mortgage originations (in billions) $315 $320 $430 $455 $460 6.08% 6.85% 3.78% 4.57% (1) Freddie Mac Primary Mortgage Market Survey. 6.96% as of 1/23/25 (2) U.S. Department of the Treasury. 4.64% as of 1/23/25 (3) 10-year Treasury bond yield and 2/10 year Treasury yield spread: Bloomberg Average 30-year fixed rate mortgage: Freddie Mac Primary Mortgage Market Survey Average secondary mortgage rate: 30-Year FNCL Par Coupon Index (MTGEFNCL), Bloomberg U.S. home price appreciation: S&P CoreLogic Case-Shiller U.S. National Home Price NSA Index (SPCSUSA); data is as of 10/31/24 Residential mortgage originations are for the quarterly period ended; source: Inside Mortgage Finance

December 31, 2024 Mortgage Servicing Rights Unaudited ($ in millions) Pool UPB(1) $426,055 Weighted average coupon 4.5% Weighted average servicing fee/spread 0.38% Weighted average prepayment speed assumption (CPR) 7.8% Fair value $8,745 As a multiple of servicing fee 5.4 25 MSR ASSET VALUATION (1) Excludes loans held for sale at fair value

DELINQUENCY TRENDS AND SERVICING ADVANCES OUTSTANDING 26 Historical Trends in Delinquency and Foreclosure Rates(1) 30-60 Day 60-90 Day 90+ Day In foreclosure (1) Owned MSR portfolio and includes loans acquired for sale at fair value; delinquency and foreclosure rates based on UPB; as of 12/31/24, the UPB of mortgage servicing rights owned by PFSI and loans held for sale totaled $434 billion ● Overall mortgage delinquency rates increased slightly from the prior quarter but remain within expected levels for a predominately government-insured or guaranteed loan portfolio ● Servicing advances outstanding for PFSI’s MSR portfolio were approximately $469 million at December 31, 2024, up from $331 million at September 30, 2024 due to seasonal property tax payments ‒ No principal and interest advances are outstanding

27 PFSI’S OWNED MSR PORTFOLIO CHARACTERISTICS Note: Figures may not sum due to rounding (1) Government loans include loans securitized in Ginnie Mae pools as well as loans sold to private investors (2) Other represents MSRs collateralized by conventional loans sold to private investors (3) Loan-to-values for closed-end seconds include only the second lien balance (4) Excludes loans held for sale at fair value As of December 31, 2024 Segment UPB ($ in billions)⁽⁴⁾ % of Total UPB Loan count (in thousands) Note rate Seasoning (months) Remaining maturity (months) Loan size ($ in thousands) FICO credit score at origination Original LTV Current LTV 60+ Delinquency (by UPB) Government⁽¹⁾ FHA $149.4 35.1% 713 4.5% 46 317 $209 681 93% 69% 6.0% VA $125.2 29.4% 457 3.8% 39 319 $274 730 90% 70% 2.2% USDA $20.8 4.9% 140 4.0% 59 305 $148 700 98% 65% 5.8% GSE FNMA $53.6 12.6% 170 5.0% 27 318 $316 763 74% 63% 0.6% FHLMC $68.6 16.1% 210 5.3% 21 325 $327 759 75% 66% 0.7% Other and Closed-End Seconds Other⁽²⁾ $7.0 1.7% 19 6.7% 11 348 $377 773 74% 70% 0.2% Closed-End Seconds⁽³⁾ $1.4 0.3% 17 9.8% 10 249 $80 743 19% 18% 0.2% Grand Total $426.1 100.0% 1,726 4.5% 38 319 $247 721 87% 67% 3.2%

28 DRIVERS OF PRODUCTION SEGMENT RESULTS 2022 2023 2024 ($ in millions) Fallout Adjusted Locks Margin / Fulfillment Fee (bps)(1) Revenue Contribution (net of Loan origination expense) % of Production Revenue Fallout Adjusted Locks Margin / Fulfillment Fee (bps)(1) Revenue Contribution (net of Loan origination expense) % of Production Revenue Fallout Adjusted Locks Margin / Fulfillment Fee (bps)(1) Revenue Contribution (net of Loan origination expense) % of Production Revenue PFSI correspondent(2) $ 50,029 23 $ 117.5 17% $ 72,112 32 $ 229.8 43% $ 81,151 31 $ 251.2 32% Broker direct 7,469 66 49.3 7% 8,235 85 69.6 13% 12,578 100 125.8 16% Consumer direct 12,539 327 410.3 59% 4,877 387 188.5 36% 8,899 354 315.1 41% Other(3) n/a n/a 45.7 7% n/a n/a 14.5 3% n/a n/a 59.3 8% Total PFSI account revenues(4) $ 70,037 89 $ 622.7 90% $ 85,223 59 $ 502.3 95% $ 102,628 73 $ 751.3 97% PMT conventional correspondent 37,228 18 68.0 10% 14,259 20 27.8 5% 13,550 19 26.3 3% Total Production revenues(4) 64 $ 690.7 100% 53 $ 530.2 100% 67 $ 777.6 100% Production expenses(4) $ 107,265 52 $ 559.9 81% $ 99,482 42 $ 414.1 78% $ 116,178 40 $ 466.4 60% Production segment pretax income 12 $ 130.8 19% 12 $ 116.1 22% 27 $ 311.2 40% Note: Figures may not sum due to rounding (1) Expected revenue net of direct origination costs at time of lock (2) Includes government-insured or guaranteed loans and certain conventional loans for PFSI’s own account (3) Reflects timing of revenue and loan origination expense recognition, hedging, pricing & execution changes, and other items (4) Total PFSI account revenues, total production revenues and production expenses are presented net of loan origination expenses, which are managed as a component of revenue margins

SERVICING PROFITABILITY EXCLUDING VALUATION-RELATED CHANGES 29 Note: Figures may not sum due to rounding (1) Of average portfolio UPB, annualized (2) Comprised of net gains on mortgage loans held for sale at fair value and interest income related to EBO loans (3) Consists of interest shortfall and recording and release fees (4) Changes in fair value do not include realization of MSR cash flows (5) Considered in the assessment of MSR fair value changes 2022 2023 2024 $ in millions basis points⁽¹⁾ $ in millions basis points⁽¹⁾ $ in millions basis points⁽¹⁾ Loan servicing fees $ 1,228.6 23.2 $ 1,484.9 25.7 $ 1,799.5 28.4 Earnings on custodial balances and deposits and other income 119.9 2.3 341.0 5.9 444.3 7.0 Realization of MSR cash flows (523.5) (9.9) (662.4) (11.5) (840.7) (13.3) EBO loan-related revenue⁽²⁾ 231.4 4.4 112.2 1.9 117.1 1.8 Servicing expenses: Operating expenses (316.4) (6.0) (310.7) (5.4) (321.0) (5.1) Payoff-related expense⁽³⁾ (64.8) (1.2) (30.8) (0.5) (57.1) (0.9) Losses and provisions for defaulted loans (51.8) (1.0) (47.3) (0.8) (53.4) (0.8) EBO loan transaction-related expense (3.2) (0.1) (1.0) (0.0) (2.7) (0.0) Interest expense (179.5) (3.4) (351.6) (6.1) (442.9) (7.0) Non-GAAP: Pretax income excluding valuation-related changes $ 440.6 8.3 $ 534.5 9.3 $ 643.1 10.1 Valuation-related changes MSR fair value⁽⁴⁾ 877.7 56.8 407.4 Hedging derivatives (losses) gains (631.5) (236.8) (832.5) (Provision for) reversal of losses on active loans⁽⁵⁾ 44.4 13.9 (13.0) GAAP: Servicing segment pretax income $ 731.2 $ 368.4 $ 205.0 Average servicing portfolio UPB $ 528,902 $ 577,603 $ 633,791

ACQUISITIONS AND ORIGINATIONS BY PRODUCT 30 Note: Figures may not sum due to rounding Unaudited ($ in millions) 4Q23 1Q24 2Q24 3Q24 4Q24 Correspondent Acquisitions Conventional Conforming - for PMT $ 2,477 $ 1,769 $ 2,195 $ 5,851 $ 3,241 Conventional Conforming - for PFSI 10,129 8,190 10,007 8,092 13,567 Government - for PFSI 11,011 8,167 10,301 11,788 11,018 Jumbo - for PMT 3 3 34 97 256 Total $ 23,620 $ 18,128 $ 22,537 $ 25,829 $ 28,082 Broker Direct Originations - for PFSI Conventional Conforming $ 1,560 $ 1,524 $ 2,059 $ 1,844 $ 2,115 Government 623 619 865 1,183 1,340 Jumbo 18 42 241 368 698 Closed-end second liens - 9 15 28 29 Total $ 2,201 $ 2,193 $ 3,179 $ 3,424 $ 4,182 Consumer Direct Originations - for PFSI Conventional Conforming $ 264 $ 265 $ 374 $ 365 $ 580 Government 372 931 804 1,786 2,514 Jumbo 2 - 12 15 22 Closed-end second liens 226 204 257 278 302 Total $ 864 $ 1,400 $ 1,447 $ 2,444 $ 3,418 Total acquisitions / originations $ 26,685 $ 21,721 $ 27,163 $ 31,696 $ 35,682 UPB of loans fulfilled for PMT (included in correspondent acquisitions $ 2,480 $ 1,772 $ 2,229 $ 5,948 $ 3,497

INTEREST RATE LOCKS BY PRODUCT 31 Note: Figures may not sum due to rounding Unaudited ($ in millions) 4Q23 1Q24 2Q24 3Q24 4Q24 Correspondent Locks Conventional Conforming - for PMT $ 2,737 $ 2,472 $ 2,602 $ 7,373 $ 2,741 Conventional Conforming - for PFSI 9,977 8,614 9,914 8,229 13,810 Government - for PFSI 11,197 8,467 11,100 12,448 11,088 Jumbo - for PMT 5 10 90 253 454 Total $ 23,916 $ 19,563 $ 23,706 $ 28,304 $ 28,093 Broker Direct Locks - for PFSI Conventional Conforming $ 1,910 $ 2,234 $ 2,559 $ 2,533 $ 2,334 Government 844 989 1,266 2,039 1,249 Jumbo 30 116 433 720 834 Closed-end second liens 3 14 29 43 34 Total $ 2,787 $ 3,352 $ 4,287 $ 5,335 $ 4,451 Consumer Direct Locks - for PFSI Conventional Conforming $ 371 $ 474 $ 551 $ 785 $ 744 Government 887 1,338 1,698 3,972 2,480 Jumbo 3 12 21 26 29 Closed-end second liens 335 328 428 435 397 Total $ 1,597 $ 2,152 $ 2,698 $ 5,218 $ 3,650 Total locks $ 28,300 $ 25,068 $ 30,691 $ 38,856 $ 36,194

CREDIT CHARACTERISTICS BY ACQUISITION/ORIGINATION PERIOD 32 Correspondent Broker Direct Consumer Direct Weighted Average FICO Weighted Average DTI 4Q23 1Q24 2Q24 3Q24 4Q24 4Q23 1Q24 2Q24 3Q24 4Q24 Government-insured 714 719 715 715 719 Government-insured 46 44 44 44 44 Conventional 762 765 765 770 770 Conventional 39 38 38 38 38 Weighted Average FICO Weighted Average DTI 4Q23 1Q24 2Q24 3Q24 4Q24 4Q23 1Q24 2Q24 3Q24 4Q24 Government-insured 715 723 714 716 718 Government-insured 47 46 46 46 46 Conventional 763 762 764 765 769 Conventional 39 39 39 38 38 Weighted Average FICO Weighted Average DTI 4Q23 1Q24 2Q24 3Q24 4Q24 4Q23 1Q24 2Q24 3Q24 4Q24 Government-insured 674 688 692 702 695 Government-insured 45 45 45 45 44 Conventional 747 746 747 752 755 Conventional 38 38 39 38 37 Note: Figures exclude closed-end second liens (CES)

RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA 33 Note: Figures may not sum due to rounding ($ in millions) 4Q23 3Q24 4Q24 Net income $ (36.8) $ 69.4 $ 104.5 Provision for income taxes (17.4) 24.6 24.9 Income before provision for income taxes (54.2) 93.9 129.4 Depreciation and amortization 14.1 13.8 13.8 (Increase) decrease in fair value of MSRs and MSLs due to changes in valuation inputs used in the valuation model 370.7 402.4 (540.4) Hedging losses (gains) associated with MSRs (294.8) (242.1) 608.1 Stock-based compensation 6.7 18.9 (0.4) Non-recurring items 158.4 - - Interest expense on corporate debt and capital lease $ 27.3 $ 51.1 $ 50.4 Adjusted EBITDA $ 228.2 $ 338.1 $ 260.8

($ in millions) 4Q23 1Q24 2Q24 3Q24 4Q24 2024 Net (loss) income $ (36.8) $ 39.3 $ 98.3 $ 69.4 $ 104.5 $ 311.4 (Increase) decrease in fair value of MSRs and MSLs due to changes in valuation inputs used in the valuation model 370.7 (170.0) (99.4) 402.4 (540.4) (407.4) Hedging losses (gains) associated with MSRs (294.8) 294.6 171.8 (242.1) 608.1 832.5 Non-recurring items 158.4 1.6 (12.5) - - (10.9) Tax impacts of adjustments⁽¹⁾ 62.9 33.9 16.1 43.1 18.1 111.1 Operating net income $ 134.5 $ 131.7 $ 142.1 $ 186.7 $ 154.1 $ 614.5 Average stockholders' equity $ 3,555.4 $ 3,552.3 $ 3,614.2 $ 3,694.8 $ 3,779.2 $ 3,660.9 Annualized operating return on equity 15% 15% 16% 20% 16% 17% ($ in millions) 4Q23 1Q24 2Q24 3Q24 4Q24 2024 Servicing pretax income (loss) $ 75.1 $ 22.4 $ 90.7 $ 3.3 $ 87.5 $ 203.9 (Increase) decrease in fair value of MSRs and MSLs due to changes in valuation inputs used in the valuation model 370.7 (170.0) (99.4) 402.4 (540.4) (407.4) Hedging losses (gains) associated with MSRs (294.8) 294.6 171.8 (242.1) 608.1 832.5 Provision for credit losses on active loans 5.7 (6.6) 0.6 5.7 13.3 13.0 Servicing pretax income net of valuation related changes $ 156.7 $ 140.5 $ 163.6 $ 169.4 $ 168.5 $ 642.0 RECONCILIATION OF GAAP ITEMS TO NON-GAAP ITEMS Note: Figures may not sum due to rounding 34 (1) Assumes a tax rate of 26.85% in periods prior to 4Q24; assumes a tax rate of 26.70% in 4Q24 Reconciliation of GAAP net income (loss) to operating net income and annualized operating return on equity Reconciliation of GAAP servicing pretax income (loss) to servicing pretax income net of valuation related changes